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Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-14838 (REG)
Chapter 11

CENTURY-ML CABLE VENTURE

(Name of Debtor)

Monthly Operating Report for
the period ended November 30, 2004*

Debtor's Address:
Urb. Industrial Tres Monjitas
1 Calle Manuel Camunas
San Juan, PR 00918-1485

Morgan, Lewis & Bockius LLP
 (Debtor Attorney)

        Monthly Operating Income: $366
($ in thousands)

Report Preparer:

        The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.*

Date: December 23, 2004

/s/ SCOTT MACDONALD Scott Macdonald Senior Vice President and Chief Accounting Officer Century Communications Corp. (Managing Partner)

Indicate if this is an amended statement by checking here

        AMENDED STATEMENT

*All amounts herein are preliminary and subject to revision. The debtor reserves all rights to revise this report.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED BALANCE SHEET
(Dollars in thousands)

November 30, 2004
ASSETS:
Current Assets:
Cash and cash equivalents	$18,475
Subscriber receivables — net	322
Investment in Century-ML Cable Corporation	132,703
Related party receivables	231
Other current assets	289

Total current assets	152,020

Property, plant and equipment—net	6,042
Intangible assets—net	1,528

Total assets	$159,590

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
Subscriber advance payments and deposits	$68
Accrued expenses and other liabilities	2,122
Intercompany payables	3,007

Total current liabilities	5,197

Long-term accrued and other liabilities	170
Deferred income taxes	45

Total non-current liabilities	215

Liabilities subject to compromise:
Accounts payable	20
Accrued expenses and other liabilities	1,281
Intercompany payables	10,883

Total liabilities subject to compromise	12,184

Total liabilities	17,596

Contingencies (Note 9)
Partners' equity:
Partners' contributions	56,800
Partners' retained earnings	85,194

Total partners' equity	141,994

Total liabilities and partners' equity	$159,590

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED STATEMENTS OF OPERATIONS
(Dollars in thousands)

	Month Ended November 30, 2004	Twenty-Six Months Ended November 30, 2004
Revenue	$1,096	$25,173
Cost and expenses:
Direct operating and programming	509	12,134
Selling, general and administrative	44	544
Management fees	46	1,195
Non-recurring professional fees	—	(56)
Depreciation	68	2,356

Operating income before reorganization expenses due to bankruptcy	429	9,000
Reorganization expenses due to bankruptcy	63	895

Operating income	366	8,105
Interest income, net	7	274
Equity in net income of Century-ML Cable Corporation, net of taxes	1,566	35,859

Income before income taxes	1,939	44,238
Income tax expense	(326)	(3,192)

Net income	$1,613	$41,046

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
UNAUDITED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Month Ended November 30, 2004	Twenty-Six Months Ended November 30, 2004
Cash flows from operating activities:
Net income	$1,613	$41,046
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	68	2,356
Reorganization expenses due to bankruptcy	63	895
Non-recurring professional fees	—	(56)
Equity in net income of Century-ML Cable Corporation, net of taxes	(1,566)	(35,859)
Change in assets and liabilities:
Subscriber receivables, net	63	(14)
Prepaid expenses and other assets, net	25	(128)
Accounts payable	—	47
Subscriber advance payments and deposits	(9)	(14)
Accrued expenses and other liabilities	394	1,243
Intercompany receivables and payables, net	824	2,833

Net cash provided by (used in) operating activities	1,475	12,349

Cash flows from investing activities:
Expenditures for property, plant and equipment	(76)	(2,262)

Net cash used in investing activities	(76)	(2,262)

Change in cash and cash equivalents	1,399	10,087
Cash and cash equivalents, beginning of period	17,076	8,388

Cash and cash equivalents, end of period	$18,475	$18,475

The accompanying notes are an integral part of these unaudited financial statements.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

1.     Organization, Business and Proceedings under Chapter 11

        Century-ML Cable Venture ("CMLCV" or the "Venture") is a joint venture between ML Media Partners, L.P. ("ML Media") and Century Communications Corporation ("Century"), a wholly owned, indirect subsidiary of Adelphia Communications Corporation ("Adelphia"). CMLCV owns, operates and manages cable television systems located in Puerto Rico. CMLCV's operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables.

Bankruptcy Proceedings

        On September 30, 2002, CMLCV filed a voluntary petition to reorganize under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). CMLCV is operating its business as a debtor-in-possession. By order dated October 4, 2004 the Bankruptcy Court extended the exclusive period within which to file a plan of reorganization and solicit acceptances thereof as to all parties other than CMLCV, Century, and ML Media through December 30, 2004 and February 25, 2005, respectively. On December 27, 2004, CMLCV is scheduled to present the Bankruptcy court an order further extending the exclusive and solicitation periods to March 31, 2005 and May 25, 2005, respectively.

        Century-ML Cable Corporation, a wholly-owned subsidiary of CMLCV, has not filed a bankruptcy petition and has not been consolidated with the Venture in these unaudited financial statements. Century-ML Cable Corporation is presented as an equity investment in the unaudited financial statements as described in Note 8 below.

        Adelphia and certain of its majority-owned subsidiaries (the "Adelphia Debtors") filed voluntary petitions to reorganize under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court on June 25, 2002, which are administered in a joint proceeding (including Century, which filed on June 10, 2002). CMLCV is subject to a separate bankruptcy proceeding and is not part of the jointly administered Adelphia cases.

        On February 25, 2004, the Adelphia Debtors filed their proposed joint plan of reorganization (the "Plan") and related draft disclosure statement with the Bankruptcy Court. While the Plan proposes, among other things, the reorganization of the Adelphia Debtors and claims against them, it does not contain a proposal for the reorganization of CMLCV or claims against it.

        On March 17, 2004, ML Media presented a non-binding written indication of interest (the "Vaughn Indication of Interest") for the acquisition of 100% of CMLCV by an investor group led by James C. Vaughn (the "Vaughn Group"). The Vaughn Group has since indicated that it is not prepared to proceed with a transaction on the terms set forth in the Vaughn Indication of Interest and has submitted a revised bid at a lower price. ML Media and Century are engaged in a process of exploring the potential sale of the Venture to a third party, and from time to time have explored other potential transactions relating to CMLCV.

Basis of Presentation

        Until a plan of reorganization is confirmed by the Bankruptcy Court, the unaudited financial statements of the Venture have been prepared using guidance prescribed by the American Institute of Certified Public Accountants' ("AICPA") Statement of Position 90-7 "Financial Reporting by Entities in

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles in the United States of America ("GAAP"). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Venture as of November 30, 2004, or the results of its operations or its cash flows for the one and twenty-six month periods ended November 30, 2004 in conformity with GAAP because the unaudited consolidated financial statements exclude the financial position and results of operations of the Century-ML Cable Corporation. Furthermore, the unaudited consolidated financial statements do not include all of the information and footnote disclosures required by GAAP for complete financial statements. The accompanying unaudited financial statements of the Venture have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Venture is unable to continue as a going concern. As a result of the reorganization proceedings under Chapter 11 of the Bankruptcy Code, the Venture may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

        SOP 90-7 requires that (i) pre-petition liabilities that are subject to compromise be segregated in the Venture's balance sheet as liabilities subject to compromise and (ii) revenue, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization and restructuring of the Venture be reported separately as reorganization expenses in the statement of operations. The Venture believes that cash flows from operations should allow the Venture to continue as a going concern. However, there can be no assurance of this. The Venture's ability to continue as a going concern is also dependent upon its ability to generate sufficient cash flow from operations to meet its obligations as they become due. In the event a Chapter 11 plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Venture's business thereafter will be dependent on the Venture's ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Venture will emerge from these bankruptcy proceedings. Furthermore, the effect on the Venture's business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Venture's ability to continue as a going concern.

        The accompanying unaudited financial statements have been derived from the books and records of the Venture and Adelphia. However, certain financial information, derived from the Venture and/or Adelphia, has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures, the Venture believes that the financial information will be subject to changes, and these changes could be material.

        The Venture is reviewing its books and records and other information on an ongoing basis to determine whether the accompanying unaudited financial statements should be supplemented or otherwise amended. The Venture reserves the right to file, at any time, such supplements or amendments to these accompanying unaudited financial statements. These accompanying unaudited financial statements should not be considered an admission of the Venture's income, expenditures or general financial condition, but rather a current compilation of the Venture's books and records. The Venture does not make, and/or specifically disclaims any representation or warranty as to the completeness or accuracy of the information set forth herein. Adelphia is performing a review of the

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

historical books and records, accounting policies and practices and financial statements of Adelphia and the Venture to determine whether such books and records and financial statements need to be adjusted in light of the actions taken by management of Adelphia during the time that the Rigas Family held director and officer positions at Adelphia. Adelphia's current management is actively engaged in preparing restated financial statements for Adelphia and the Venture for 1999 and 2000, preparing restated financial statements for Adelphia and the Venture for 2001 (which Adelphia financial statements, although never publicly disclosed, were substantially completed at the time of the discovery of the Rigas mismanagement) and preparing financial statements for 2002 and 2003.

        The operating results for the periods presented herein may not be indicative of the operating results for the full year or any future interim period.

        All significant intercompany accounts have been presented gross for purposes of these unaudited financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in consolidation. See Note 5 to these unaudited financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of the Venture's management, all disclosures considered necessary for an informative presentation have been included herein.

Dismissal of Former Independent Public Accountants/New Management

        As disclosed in Adelphia's Current Report on Form 8-K filed on June 14, 2002, as amended, Adelphia, on June 9, 2002, dismissed Deloitte & Touche LLP ("Deloitte"), the Venture's and Adelphia's former independent public accountants.

        As a result of actions taken by the former management of Adelphia, the Venture has not yet completed its financial statements as of and for the years ended December 31, 2003, 2002 and 2001 or received its independent auditor's report thereon. As of the date Deloitte was dismissed as the Venture's and Adelphia's independent public accountants, Deloitte had completed its audit and issued its independent auditors' report with respect to the Venture's financial statements as of and for the year ended December 31, 2001. However, Deloitte withdrew the audit reports it had issued with respect to financial statements of the Venture and Adelphia. The Venture has not selected an independent accountant to replace Deloitte.

        On November 6, 2002, Adelphia filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. Adelphia is seeking compensation for all injury from Deloitte's conduct, as well as punitive damages. Deloitte has filed preliminary objections to the complaint. On June 11, 2003, the Bankruptcy Court denied Deloitte's preliminary objections in their entirety. On September 15, 2003, Deloitte filed an answer and counterclaim with respect to Adelphia's complaint and also asserted claims against the Rigas Family. On January 9, 2004, Adelphia filed an answer to Deloitte's counterclaims and also served discovery requests on Deloitte, including (i) Adelphia's First Set of Document Requests and (ii) a Notice of Deposition of Deloitte's Corporate Designee. Deloitte moved to stay discovery in this action until completion of the U.S. Department of Justice's investigation of certain members of the Rigas Family and certain alleged co conspirators, which Adelphia opposed. Discovery in the action has commenced.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

        Effective March 18, 2003, Adelphia appointed William Schleyer to serve as its new Chief Executive Officer and Ronald Cooper to serve as its new President and Chief Operating Officer. The new Chief Executive Officer replaced the Interim Chief Executive Officer who, along with other members of the current management team, took control of Adelphia and the Venture in May 2002. On March 7, 2003 the Bankruptcy Court entered an order approving the employment of Messrs. Schleyer and Cooper.

        In November 2003, the Venture announced that it has retained Jean Simmons as its new general manager to succeed the Venture's prior general manager. Ms. Simmons remains an employee of Adelphia, but is devoting full time services to the Venture, which will bear all costs of the new general manager.

2.     Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited financial statements, the Venture has been operating as a debtor-in-possession under Chapter 11 of the Bankruptcy Code since September 30, 2002. The Venture has been authorized by the Bankruptcy Court overseeing the proceeding to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved the Venture's motions to pay certain pre-petition obligations including, but not limited to, employee wages and other related benefits.

        The Venture has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Venture may assume or reject pre-petition executory contracts and unexpired leases with the approval of the Bankruptcy Court. Unless otherwise agreed to by the parties, the cost of curing any pre-petition executory contract or unexpired lease is borne by the Venture. Any damages resulting from the rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. The Venture has provided notice to all known claimants of the bar date and their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which proofs of claims against the Venture must be filed if a claimant disagrees with how such claimant's claim appears on the Venture's Schedules of Liabilities. By Order dated December 2, 2003, the Bankruptcy Court established a bar date for filing proofs of claim against the Venture's estate of January 15, 2004 at 5:00 P.M. (Eastern Time). Differences between liability amounts estimated by the Venture and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the disposition of such claims. The determination of how such liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1. Accordingly, the ultimate amount of the Venture's total liabilities is presently not determinable. On February 21, 2003, the Venture filed its Statement of Financial Affairs and Schedules of Assets and Liabilities, summarizing the Venture's current expectations as to the aggregate assets and liabilities of the Venture on a detailed basis.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

        As of November 30, 2004, the Venture estimates that it has liabilities subject to compromise of $12,184. Subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain other claims, the values of any collateral securing such claims, and/or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise. Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court. This amount does not include certain contingencies subject to pending litigation described in Note 9 below.

3.     Non-Recurring Professional Fees and Reorganization Expenses

        Through April 30, 2003, Adelphia provisionally allocated to the Venture certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, related to Adelphia's and the Venture's reorganization. Such amounts included various fees for legal, special investigation, forensic and re-audit services. The provisional allocation was consistently applied to all Adelphia entities, including joint ventures, and was prorated based on each entity's revenue. In May 2003, Adelphia provisionally reversed the allocation of these fees to the Venture in connection with certain requirements under Adelphia's debtor-in-possession credit facility.

        Based on management's interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited statements of operations. These expenses include legal, restructuring and financial consultant fees for the Venture. Future adjustments may be made to reflect amounts allocable to the Venture in accordance with SOP 90-7.

4.     Accounts Payable and Accrued Expenses

        To the best of the Venture's knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers' compensation and disability insurance policies, required to be paid were fully paid as of November 30, 2004.

5.     Intercompany and Related Party Receivables and Payables

        The accompanying unaudited financial statements include intercompany receivables and payables related to all of the Venture's and Adelphia's subsidiaries. The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in the liabilities in the unaudited balance sheet. The intercompany payables have been segregated between pre- and post-bankruptcy petition and none of the intercompany balances have been collateralized.

        Related party receivables represent advances to certain related parties, including entities owned and/or controlled by the Rigas Family. No related party balances have been collateralized.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

6.     Cash and Cash Equivalents

        The Venture considers all highly liquid investments with a maturity date of three months or less to be cash equivalents.

7.     Subscriber Receivables

        Subscriber receivables are comprised of monthly amounts due from the Venture's subscribers and are reported net of allowance for doubtful accounts of $41.

8.     Investment in Century-ML Cable Corporation

        On a monthly basis, the Venture records its 100% share of equity in income for Century-ML Cable Corporation.

9.     Contingencies

        On or about March 24, 2000, ML Media filed a Verified Complaint (the "Complaint") in the Supreme Court of the State of New York, New York County, against Arahova Communications, Inc., Century and Adelphia. In the nine count Complaint, ML Media alleged that it entered into a joint venture agreement (the "Agreement") with Century which, as subsequently modified, governed the ownership, operation and disposition of the Venture. The Complaint alleged that Adelphia and its affiliates took over Century's interest in the Venture on or about October 1, 1999, and, according to the Complaint, breached their fiduciary obligations to the Venture and violated certain provisions of the Agreement. The Complaint further alleged that ML Media gave Century notice that ML Media was exercising its rights under the Agreement to require that Century elect to (a) purchase ML Media's interest in the Venture at an appraised fair value, or (b) seek to sell the cable systems to one or more third parties. Century, according to the Complaint, elected to pursue the sale of the cable systems and indicated that it was evaluating whether Century or an affiliate thereof would make an offer for the cable systems. The Complaint alleged that Century or its affiliates' potential participation in the sale process was improper. The Complaint asked for, among other things, the dissolution of the Venture and the appointment of a receiver to effect a prompt sale of the Venture. On or about April 24, 2000, the defendants denied the material allegations of the Complaint and Century asserted three counterclaims against ML Media by reason of ML Media's alleged failure to cooperate in Century's efforts to sell the cable systems. On or about May 15, 2000, ML Media denied the material allegations of Century's counterclaims.

        On December 13, 2001, the parties reached a settlement in this matter. In connection with the settlement, Adelphia, Century, the Venture, ML Media and Highland Holdings, L.P. ("Highland"), a general partnership owned and controlled by members of the John J. Rigas Family, entered into an agreement (the "Recap Agreement") pursuant to which the Venture agreed to redeem ML Media's 50% interest in the Venture (the "Redemption") on or before September 30, 2002 for a purchase price of $275,000, or subject to certain events, to $279,800. Among other things, the Recap Agreement provided that Highland would arrange debt financing for the Redemption, guarantee debt service on and after the closing, and acquire a 60% ownership interest in the recapitalized Company. If the Redemption did not occur, Adelphia agreed to purchase ML Media's 50% interest in the Venture under similar terms. Century's 50% interest in the Venture has purportedly been pledged to ML Media as collateral for Adelphia's obligations under the Recap Agreement. On or about December 18, 2001, $10,000 was placed on deposit as earnest funds for the transaction (the "Deposit"). Simultaneously with the execution of the settlement agreement, ML Media, Adelphia and certain of its subsidiaries entered into a Stipulation of Settlement, pursuant to which the litigation between them was stayed pending the Redemption.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

        On or about May 28, 2002, ML Media notified the Venture, Adelphia, Century and Highland that, by virtue of a change in the control of Adelphia, the Redemption's closing date under the Recap Agreement had been accelerated from September 30, 2002, to June 7, 2002 in the case of the Venture and June 10, 2002, in the case of Adelphia. Adelphia notified ML Media that no change of control transaction as contemplated by the Recap Agreement had occurred. On June 10, 2002, Adelphia and Century sought a temporary restraining order and preliminary injunction prohibiting ML Media from exercising its purported rights or remedies under the Recap Agreement. The court denied issuance of a temporary restraining order. Century filed a voluntary Chapter 11 bankruptcy petition on June 10, 2002. On June 12, 2002, ML Media sought a temporary restraining order and preliminary injunction enjoining Adelphia from preventing ML Media's assumption of management of the Venture. The court denied issuance of a temporary restraining order. On June 13, 2002, Century removed the action to the United States Bankruptcy Court for the Southern District of New York.

        On June 17, 2002, Century and Adelphia sought a temporary restraining order and preliminary injunction prohibiting ML Media from taking possession of the Deposit. The court denied Century and Adelphia's application and on or about June 21, 2002, ML Media took possession of the deposit. On or about July 3, 2002, ML Media filed and served a First Amended Complaint against Adelphia, Century, the Venture and Highland. The complaint alleged that the closing date under the Recap Agreement was accelerated to either June 7, 2002, by reason of a change of control of Adelphia, or July 1, 2002 by reason of Adelphia's defaults under certain of Adelphia's indebtedness and that the defendants had failed to effect the Redemption. The complaint further alleged that Century had diverted from the Venture at least $3,500 in excessive management fees. The complaint set forth seven purported causes of action, alleging, inter alia, that: (i) the Venture breached the Recap Agreement by reason of its failure to perform the Redemption; (ii) Adelphia breached the Recap Agreement by reason of its failure to perform the Redemption, its failure to turn over management of the Venture to ML Media, and its failure to indemnify ML Media; (iii) Century breached the Recap Agreement by reason of its failure to turn over management of the Venture to ML Media, and its failure to indemnify ML Media; (iv) Highland breached the Recap Agreement by reason of its failure to indemnify ML Media, its failure to obtain financing for the Redemption, and its failure to reimburse ML Media for certain fees; (v) Adelphia and Century breached their fiduciary duty to ML Media; (vi) ML Media is entitled to specific performance of the Recap Agreement such that it may manage the Venture; and (vii) ML Media is entitled to an injunction prohibiting Adelphia and Century from failing to turn over management of the Venture to ML Media.

        On July 3, 2002, ML Media moved to sever its claims against the Venture and Highland and remand them to state court. All of the defendants opposed the motion. A hearing was held on or about August 9, 2002 and in an opinion dated November 8, 2002, the court denied the motion.

        On July 30, 2002, Highland moved to dismiss the complaint on the grounds that it constituted an attempt to enforce an executory contract against two debtors, Adelphia and Century, as well as an attempt to exercise control over estate property. On August 7, 2002, Adelphia and Century moved to dismiss the complaint by reason of its failure to allege the closing of a change of control transaction or, in the alternative, they sought summary judgment with respect to such claimed acceleration. On August 8, 2002, the Venture joined in Adelphia and Century's motion. ML Media opposed the motions. On August 8, 2002, ML Media moved for summary judgment on its claims against the Venture and Highland. The defendants opposed the motion, inter alia, asserting that acceleration had not occurred and that the Recap Agreement constituted a fraudulent conveyance, citing, inter alia, the conflicts of

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

interest held by those executing the agreement, the absence of value received by the Venture in exchange for its obligation to pay ML Media $275,000, and the transfer to Highland of a 60% interest in the Venture. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Court: (i) denied all of the parties' motions for summary judgment, except that the Court (ii) found "as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Venture was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of Adelphia, Century and Highland is now in default." The Court granted summary judgment only to such extent.

        On September 30, 2002, Century filed the voluntary chapter 11 bankruptcy petition for the Venture. On or about October 11, 2002, ML Media moved to dismiss the petition, inter alia, on the grounds that: (i) under applicable law and the Joint Venture Agreement, Century lacked the authority to file the petition without the consent of ML Media; and (ii) the court could not treat the petition as involuntarily filed because the Venture was paying its debts as they came due and the $279,800 sought by ML Media from the Venture was the subject of a bona fide dispute. Century and the Venture opposed the motion. A hearing was held on November 15, 2002 and in a decision and order dated April 21, 2003, the Court denied ML Media's motion to dismiss the CMLCV bankruptcy petition rejecting ML Media's claim that Century improperly filed the petition without ML Media's consent.

        On January 27, 2003, the Venture served and filed an Answer to the Complaint denying the substantive allegations therein and asserting a defense of fraudulent conveyance. On that same date, Adelphia and Century also answered the Complaint denying the substantive allegations therein and asserted counterclaims against ML Media based upon various theories including fraudulent conveyance. On or about March 26, 2003, ML Media moved for summary judgment on Adelphia and Century's counterclaims.

        On March 28, 2003, Highland served and filed an answer to the Complaint denying the substantive allegations therein and asserted counterclaims against ML Media for breach of contract and unjust enrichment, based upon ML Media's withdrawal of the escrow funds, and for rescission of the Recap Agreement, based upon Highland's inability to receive a 60% interest in the Venture. In a decision and order dated March 31, 2003, the Bankruptcy Court denied ML Media's request to become manager of the Venture's cable systems. On or about April 18, 2003, ML Media filed an answer to Highland's counterclaims denying the substantive allegations. On or about April 30, 2003, the Venture amended its answer and asserted counterclaims against ML Media based upon various theories including fraudulent conveyance. On or about June 27, 2003, ML Media moved to dismiss the Venture's counterclaim for lack of standing or, in the alternative, for failure to state a claim. On September 5, 2003, a hearing was held to determine whether ML Media's motions to dismiss and for summary judgment should be granted. Although the Bankruptcy Court has not yet issued a written decision on the motions, at a status conference held on April 15, 2004, the Court announced that it would be issuing a decision in which it would (a) dismiss all of the counterclaims of Adelphia and Century except for aiding and abetting of a breach of fiduciary duties, and (b) dismiss all of the Venture's counterclaims except for constructive fraudulent conveyance. On September 17, 2003, the Bankruptcy Court entered an order authorizing Adelphia's and Century's rejection of the Recap Agreement.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
(Dollars in Thousands)

        On May 12, 2003, the Bankruptcy Court directed ML Media, Century, Adelphia and Highland to enter into mediation to resolve the dispute.

        Subject to the outcome of the litigation noted above, the Venture and/or Adelphia may be required to pay $279,800 to ML Media for their 50% ownership in the joint venture as well as interest and other amounts that may result from the outcome of this litigation. No accrual for the outcome of the litigation has been recorded in the accompanying unaudited financial statements.

        On October 8, 2004, the Venture filed various claims in the Adelphia Debtors' bankruptcy proceedings relating to, among other things, Adelphia's conduct as manager of the Venture, alleged breaches of Adelphia's fiduciary duties to the Venture, and receivables alleged to be owing to the Venture by various Adelphia Debtors. The Venture cannot estimate at this time its recovery, if any, related to such claims.

        On October 10, 2004, the Venture filed a complaint against various members of the Rigas family and certain entities affiliated with the Rigas family, seeking damages based on various claims arising in connection with their conduct while managing the Adelphia Debtors and the Venture. These claims include breach of fiduciary duty, waste of corporate assets, unjust enrichment, and conversion of the Venture's property. The Venture cannot estimate at this time its recovery, if any, of such claims.

10.   Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report on pages 13 through 18 are for the period from November 1, 2004 through November 30, 2004 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The following schedules for sales and other taxes due and gross taxable sales are not applicable since the Commonwealth of Puerto Rico does not have these types of taxes. The accompanying Bankruptcy Court reporting schedules have been obtained from the books and records of the Venture and Adelphia, as applicable, and are unaudited.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Summary

	For the Month Ended November 30, 2004	Reference
Gross wages paid	$42,661.42	Schedule I
Employee payroll taxes withheld	7,207.21	Schedule I
Employer payroll taxes due	3,391.14	Schedule I
Payroll taxes paid*	16,970.35	Schedule II*
Sales and other taxes due**	N/A	Schedule III
Gross taxable sales**	N/A	Schedule III
Real estate and personal property taxes paid**	N/A	Schedule IV
Other taxes paid	89,072.78	Schedule V
Cash disbursements	450,854.83	Schedule VI
Insurance coverage	N/A	Schedule VII
*
The amount reported above for payroll taxes paid is based upon the date paid and not due.

**
See Note 10 in the accompanying unaudited financial statements for disclosure regarding these schedules.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended November 30, 2004

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
November 07, 2004	$10,815.33	$1,834.01	$861.19
November 14, 2004	10,744.69	1,860.41	852.98
November 21, 2004	11,065.36	1,847.53	878.21
November 28, 2004	10,036.04	1,665.26	798.76

Total	$42,661.42	$7,207.21	$3,391.14

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                             Schedule II                                                          Page 1 of 1

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended November 30, 2004

Payee	Payroll Taxes Paid*	Payment Date
Internal Revenue Service	$1,795.92	November 02, 2004
Internal Revenue Service	1,560.66	November 08,2004
Internal Revenue Service	1,654.70	November 15, 2004
Internal Revenue Service	1,343.92	November 19, 2004
Internal Revenue Service	1,693.00	November 30, 2004
Department of Treasury	5,026.14	November 15, 2004
Department of Treasury	3,896.01	November 29, 2004

Total	$16,970.35

*
The amount reported above for payroll taxes paid is based upon the date paid and not due.

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                             Schedule V                                                          Page 1 of 1

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended November 30, 2004

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Department of Treasury	Individual Corp W/H	$523.78	November 10, 2004
Department of Treasury	Non-resident 29% tax W/H	$88,549.00	November 12, 2004

Total		$89,072.78

CENTURY-ML CABLE VENTURE
(DEBTOR-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                             Schedule VI                                                          Page 1 of 1

Court Reporting Schedules for Cash Disbursements
for the Month Ended November 30, 2004

LEGAL ENTITY	Case Number	Disbursements
Century-ML Cable Venture		$450,854.83

CENTURY-ML CABLE VENTURE
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                             Schedule VII                                                          Page 1 of 1

Court Reporting Schedules for Insurance Coverage

Coverage	Company	Policy No.	Term
Commercial Property	Lexington, CAN, RSUI	7474233; 1098648388; 335349	05/16/04–05/16/05
Commercial General Liability	Federal Ins. Co. (Chubb)	3579-80-31	05/16/04–05/16/05
Commercial Automobile	Mapfre-Praico	50 BAP-7451024-4/000	05/16/04–05/16/05
Worker's Compensation	Corporacion del Fondo de Seguro del Estado	8316000571	07/01/04 to 07/01/05 Continuous (automatic renewal)
Fiduciary Dishonesty Bond	American International Insurance Company	163-00685	01/26/03–01/26/05
Umbrella Liability Excess Liability	Federal Ins. Co. (Chubb) Zurich, XL, St. Paul	7982-28-82 Various	05/16/04–05/16/05 05/16/04–05/16/05
Pollution Liability	Quanta Reinsurance U.S. Ltd.	2000110 (site environmental) 2000111 (off-site)	01/01/04–01/01/05 01/01/04–01/01/05
Chauffer's Insurance	Dept. del Trabajo y Recursos Humanos-Negociado de Beneficios a Choferes	0160020530	Continuous
Life Insurance	Seguros de Vida Triple S	GLIF 10050852	06/01/04–06/01/05
Disability Insurance	National Life Insurance Co.	GR-139-7709	Continuous
Long Term Disability Insurance	Hartford Life Insurance	GLT-043576	08/01/04–08/01/05
Health Insurance	Triple S	Group 05085-002	06/01/04–06/01/05
Unemployment Insurance	Dept. del Trabajo y Recursos Humanos-Negociado de Seguridad de Empleo	2582960007	Continuous

QuickLinks

CENTURY-ML CABLE VENTURE (Name of Debtor)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED BALANCE SHEET (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED STATEMENTS OF OPERATIONS (Dollars in thousands)
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) UNAUDITED STATEMENTS OF CASH FLOWS (Dollars in thousands)
NOTES TO UNAUDITED FINANCIAL STATEMENTS
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule I Court Reporting schedules for Payroll and Payroll Taxes for the Month Ended November 30, 2004
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule II Page 1 of 1 Court Reporting schedules for Payroll Taxes Paid for the Month Ended November 30, 2004
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule V Page 1 of 1 Court Reporting schedules for Sales and Other Taxes Paid for the Month Ended November 30, 2004
CENTURY-ML CABLE VENTURE (DEBTOR-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VI Page 1 of 1 Court Reporting Schedules for Cash Disbursements for the Month Ended November 30, 2004
CENTURY-ML CABLE VENTURE (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Page 1 of 1 Court Reporting Schedules for Insurance Coverage